UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 20, 2006

METRETEK TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19793	84-11698358
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
303 East 17th Avenue, Suite 660
Denver, Colorado 80203
(Address of principal executive offices)  (Zip code)
Registrant’s telephone number, including area code:  (303) 785-8080
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.
     On March 20, 2006, Metretek Technologies, Inc., a Delaware corporation (the “Company”), entered into Second Amended and Restated Employment Agreements (the “Second Restated Employment Agreements”) with W. Phillip Marcum, the Chairman of the Board, President and Chief Executive Officer of the Company, and A. Bradley Gabbard, the Executive Vice President and Chief Financial Officer of the Company (the “Officers”), amending and restating the prior Amended and Restated Employment Agreements of the Officers. The Second Restated Employment Agreements were entered into upon the approval of the Board of Directors, pursuant to the prior recommendation and authorization by the Compensation Committee of the Board of Directors (the “Compensation Committee”).
     The Second Restated Employment Agreements of the Officers amended the prior Amended and Restated Employment Agreements, as previously amended, between the Company and the Officers by extending their employment terms to December 31, 2009 from December 31, 2006. All other material terms and conditions of the former Amended and Restated Employment Agreements, as amended prior thereto, remain in full force and effect and were incorporated in the Second Restated Employment Agreements.
     In addition, on March 20, 2006, the Board of Directors, pursuant to the prior recommendation and authorization by the Compensation Committee of the Board of Directors (the “Compensation Committee”), approved an increase in the monthly retainer payable to non-employee members of the Board of Directors for their service on our Board of Directors and any committees thereof, including attending meetings, to $3,000.
     The Second Restated Employment Agreements are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to, and should be read in conjunction with, such exhibits.
Item 9.01. Financial Statements and Exhibits.
(c)   Exhibits
10.1	Second Amended and Restated Employment Agreement, dated as of March 20, 2006, between Metretek Technologies, Inc. and W. Phillip Marcum (Incorporated by reference to Exhibit 10.3 to the Metretek Annual Report on Form 10-K for the fiscal year ended December 31, 2006).

10.2	Second Amended and Restated Employment Agreement, dated as of March 20, 2006, between Metretek Technologies, Inc. and A. Bradley Gabbard (Incorporated by reference to Exhibit 10.3 to the Metretek Annual Report on Form 10-K for the fiscal year ended December 31, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.
By:	/s/ W. Phillip Marcum
W. Phillip Marcum
President and Chief Executive Officer

Dated: March 23, 2006

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